Principal Variable Contracts Funds, Inc.

Supplement dated March 7, 2018
to the Statutory Prospectus dated May 1, 2017, as revised on May 2, 2017
(as supplemented June 16, 2017, September 15, 2017, October 2, 2017, December 15, 2017 and December 22, 2017)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR LARGECAP VALUE ACCOUNT

In the Management section, under Investment Advisor and Portfolio Managers, delete Joel Fortney from the alphabetical list of portfolio managers, and add the following to the alphabetical list of portfolio managers:

•	Jeffrey A. Schwarte (since 2018), Portfolio Manager

MANAGEMENT OF THE FUND

In The Manager section, delete Joel Fortney from the list of portfolio managers.